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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.

                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-12

                            EL PASO CORPORATION
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              (Name of Registrant as Specified in its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:


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

TO:       All El Paso Employees
DATE:     May 29, 2003
RE:       Voting Your Shares for the Annual Shareholders' Meeting

Recently, El Paso employees have submitted a number of questions to Straight Talk asking how to vote their shares in connection with the June 17 shareholders' meeting. Many El Paso employees hold stock under several plans including the Retirement Savings Plan, restricted share programs, personal accounts, brokerage accounts, and others. As a result, employees are receiving multiple proxy cards, one from the company and one from Selim Zilkha for each account in which they hold stock. For example, employees who hold El Paso stock in the RSP and in a brokerage account will receive two proxy cards from El Paso and two proxy cards from Selim Zilkha. In addition, during a proxy contest both sides routinely send out a minimum of three communications to keep shareholders informed. Each of these communications will contain another proxy card.


To vote your shares for management, simply sign, date, and return one WHITE proxy card for EACH account in which you hold stock. Once you have signed, dated, and returned a WHITE proxy card for EACH account, you do not need to return any additional cards you may receive. Receiving a new proxy card doesn't mean that the proxy cards you previously mailed have not been received by the tabulation agent.


Do not sign any BLUE cards if you want to vote for El Paso's nominees. In fact, if you return a signed BLUE proxy card--even if you vote against the Zilkha/Wyatt proposals--it will cancel votes on any WHITE card you may have returned previously. Voting against the Zilkha/Wyatt proposals on a BLUE proxy card is not the same as voting for El Paso's nominees. Remember, if you want to vote for management, sign, date, and return only WHITE proxy cards.


The attached document includes additional details on how to vote your shares. After reviewing it, if you have additional questions about how to vote your WHITE proxy card, please contact MacKenzie Partners, Inc. You can call them toll-free at (800) 322-2885 or reach them by e-mail at proxy@mackenziepartners.com.

                                                                 ATTACHMENT

                            VOTING INSTRUCTIONS

     Since the start of our Annual Meeting calling campaign, many of you have expressed concern about making sure you correctly vote and mail your WHITE proxy cards.

     To help clarify the voting procedures, we have created a brief outline describing how to vote your shares. Attached to these instructions are examples of the types of proxy cards you may have received depending upon where you hold your shares of El Paso common stock.

     We hope the outline addresses any source of confusion, but if you still have doubts about how to vote your shares or where you should return your proxy card, please contact MacKenzie Partners, our proxy solicitor, at
(800) 322-2885.

     o  HOW TO VOTE YOUR WHITE PROXY CARD:

          o You may vote by signing, dating and returning your WHITE proxy card.

          o You only need to sign, date and return one WHITE proxy card to vote your shares, unless you hold shares in multiple accounts, in which case you need to sign, date, and return one WHITE proxy card for each of your accounts. For example, if you hold shares in both the ESPP (Employee Stock Purchase Plan) and the Retirement Savings Plan you must return the WHITE proxy cards for each of these accounts in order to vote ALL of your shares.

          o Once you have signed, dated and returned a WHITE proxy card for all your shares, you do not need to sign any further proxy cards you receive.

          o If you do sign multiple proxy cards for the same shares, the properly executed proxy card that you submit with the latest date is the proxy card that will be honored - it will override all other previously signed, dated and returned proxy cards.

          o During a proxy contest, it is routine to send out a minimum of three communications to keep shareholders informed. Each of these communications will contain a new proxy card. Receiving a new proxy card does not indicate that the proxy cards that you previously mailed had not been received by the tabulation agent.

     o SIGN, DATE AND RETURN ONLY THE WHITE PROXY CARD. DO NOT SIGN ANY BLUE CARDS IF YOU WANT TO VOTE FOR EL PASO'S NOMINEES:

          o  You should throw away any BLUE proxy cards you receive.

          o Any signed BLUE proxy card you return - even if it reflects votes "AGAINST" Zilkha/Wyatt proposals - will cancel any votes reflected on any WHITE proxy card you may have previously returned.

          o Do not return ANY BLUE proxy cards if you wish to vote FOR the El Paso Board of Directors even as a vote of protest. Returning any BLUE proxy card could eliminate a previously voted WHITE card in support of management.

     o HOW TO CHANGE OR REVOKE YOUR VOTE AFTER YOU HAVE ALREADY RETURNED YOUR PROXY CARD: If you have previously signed, dated and returned a WHITE or BLUE proxy card, you can change or revoke your vote if:

          o El Paso receives a written notice from you to Mr. David L. Siddall, Corporate Secretary, at El Paso Corporation, 1001 Louisiana Street, Houston, Texas, 77002, telephone (713) 420-6195 and facsimile (713) 420-4099 notifying Mr. Siddall of the change or revocation; or

          o El Paso receives from you a signed WHITE proxy card dated later than your previously returned proxy card; or

          o You attend the Annual Meeting in person and give your notice of revocation to the inspector of election.

     o WHAT HAPPENS IF YOU DO NOT GIVE INSTRUCTIONS ON A SIGNED AND RETURNED PROXY: If no instructions are given with respect to WHITE proxy cards that are signed and returned, they will be voted as follows:

          o  "FOR" the election of all El Paso director nominees;

          o "FOR" the proposal to ratify the appointment of PricewaterhouseCoopers LLP;

          o "FOR" the proposal to amend our Restated Certificate of Incorporation to eliminate the "fair price" provision;

          o "FOR" the proposal to amend our Restated Certificate of Incorporation to eliminate our Series A Junior Participating Preferred Stock;

          o  "AGAINST" each stockholder proposal; and

          o "AGAINST" any proposals presented at the Annual Meeting by Zilkha/Wyatt.

     o  TYPES OF ACCOUNTS IN WHICH YOU MAY HOLD EL PASO SHARES:

          o BENEFICIAL OR "STREET" HOLDERS: These are people who hold their shares in a bank or brokerage account. An example would be someone who purchased their shares at Charles Schwab. Street holders received a Voting Instruction Form, which should be returned in an envelope addressed to ADP Proxy Services.

          o REGISTERED SHAREHOLDERS OR PARTICIPANTS IN THE ESPP: These are people who have an actual stock certificate representing their shares. Registered shareholders, participants of the ESPP and participants of the restricted shareholder plan (MIPS) all received a WHITE proxy card and a return envelope addressed to Corporate Elections Services.

          o EMPLOYEE PLAN HOLDERS: These are people who have purchased shares through one of our employee plans. The largest plan, and the one you are most likely to encounter, is the Retirement Savings Plan. Participants in these plans all receive a WHITE proxy card with the plan name indicated on the card. These proxy cards are to be returned in an envelope addressed to Ellen Philip Associates.


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 If you have any questions about the proxy solicitation or need additional information about how to vote your WHITE proxy card, please contact
                MacKenzie Partners, Inc. as set forth below:

                      [MACKENZIE PARTNERS, INC. LOGO]


                             105 Madison Avenue
                          New York, New York 10016
                       (212) 929-5500 (Call Collect)
                                     or
                       CALL TOLL-FREE (800) 322-2885
                    E-mail: proxy@mackenziepartners.com


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                                                    EXAMPLES OF PROXY CARDS

The examples of the types of proxy cards referenced in the voting instructions above are those included with El Paso's definitive proxy statement.


ADDITIONAL IMPORTANT INFORMATION
On May 12, 2003, El Paso Corporation began the process of mailing its definitive proxy statement, together with a WHITE proxy card. Shareholders are strongly advised to read El Paso's proxy statement as it contains important information.

Shareholders may obtain an additional copy of El Paso's definitive proxy statement and any other documents filed by El Paso with the Securities and Exchange Commission for free at the Internet Web site maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the definitive proxy statement are available for free at El Paso's Internet Web site at www.elpaso.com or by writing to El Paso Corporation, Investor Relations, P.O. Box 2511, Houston, TX 77252. In addition, copies of El Paso's proxy materials may be requested by contacting El Paso's proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 Toll-Free or by email at proxy@mackenziepartners.com.

Information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of El Paso's shareholders is contained in El Paso's definitive proxy statement.